UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2020 (December 30, 2020)

HELIX ENERGY SOLUTIONS GROUP, INC.
(Exact name of registrant as specified in its charter)

Minnesota		001-32936	95-3409686
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

3505 West Sam Houston Parkway North
Suite 400
Houston,	Texas	77043
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code 281-618-0400
NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HLX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Helix Energy Solutions Group, Inc., a Minnesota corporation (“Helix”), certain of its subsidiaries as guarantors, the lenders thereunder, and Bank of America, N.A., as administrative agent, swing line lender and letters of credit issuer, have entered into Amendment No. 3 to Amended and Restated Credit Agreement, dated as of December 30, 2020 (“Amendment No. 3”), which amends in part the Amended and Restated Credit Agreement dated as of June 30, 2017 (as previously amended by Amendment No. 1 to Amended and Restated Credit Agreement, dated as of January 18, 2019, and Amendment No. 2 to Amended and Restated Credit Agreement, dated as of June 28, 2019, the “Credit Agreement”).

Under the Credit Agreement, Helix is required to cause Helix Offshore Ltd. to become a party to the guaranty as set forth under the Credit Agreement and to grant a security interest in the Well Enhancer vessel to the secured parties under the Credit Agreement by December 31, 2020. Amendment No. 3, among other things, extends the deadline to complete those requirements from December 31, 2020 to February 15, 2021.

Amendment No. 3 amends only those aspects of the Credit Agreement specifically covered by Amendment No. 3. The above description of the material terms and conditions of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 3, which is filed as Exhibit 4.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
4.1
Amendment No. 3 to Amended and Restated Credit Agreement, dated as of December 30, 2020, by and among Helix, certain of its subsidiaries as guarantors, the lenders thereunder, and Bank of America, N.A., as administrative agent, swing line lender and letters of credit issuer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 31, 2020

HELIX ENERGY SOLUTIONS GROUP, INC.

By:	/s/ Kenneth E. Neikirk
Kenneth E. Neikirk
Senior Vice President, General Counsel and Corporate Secretary